MERRILL LYNCH
DRAGON FUND, INC.








FUND LOGO







Quarterly Report

September 30, 1995






Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.












Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
September 30, 1995


A map illustrating the following percentages:

Pakistan                                    0.3%
India                                       1.3%
Indonesia                                   7.3%
Singapore                                  12.9%
Malaysia                                   17.0%
Thailand                                   12.1%
Hong Kong                                  32.4%
South Korea                                 4.9%
Taiwan                                      0.8%
Philippines                                 6.6%

[FN]
*Total may not equal 100%.

DEAR SHAREHOLDER

During the quarter ended September 30, 1995, the "dragon" stock markets consolidated somewhat, moving in very narrow trading ranges with low trading volume. The best-performing stock markets in the region were Hong Kong and Korea, with the worst performances registered by Taiwan and the Philippines.

During the quarter, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D shares had total returns of +0.06%, -0.19%, -0.26%, and 0.0%, respectively, compared to a decline of 1.58% for the unmanaged Morgan Stanley Capital International Combined Far East Free (Ex-Japan) Index. The primary reason that the Fund did not decline as much as the Index was its underweighted positions in Thailand and Malaysia, which were among the worst performers in the region with negative returns of 7.48% and 5.47%, respectively. (Fund returns do not reflect applicable sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.)


Investment Outlook
Despite its relative strength, trading volume for the Hong Kong stock market was relatively limited in the September quarter as investors were uninspired by corporate earnings results which, while meeting expectations, were very pedestrian by past Hong Kong standards. In addition, the lack of an interest rate cut in the United States in September was disappointing. Investors are still unwilling to enter the Hong Kong stock market until there are more convincing signs of an economic recovery, and there is also caution regarding the US interest rate outlook. The stock market was unaffected by the results of the latest legislative council elections, in which "pro-democratic" candidates won a majority of the seats. Hong Kong remains the Fund's largest country weighting at 32.4% of net assets as of September 30. This is approximately equal to a market weighting. However, as the Hong Kong weighting constitutes the largest in the Fund, and Hong Kong was the best-performing market in the third quarter, the Fund's returns were positively affected by this position.

The Singapore stock market had a lackluster September quarter, declining 2% for the period. Interest focused more on small-capitalization stocks as investors sold off their blue chip holdings based on somewhat disappointing interim earnings results. The economy showed signs of slowing, which led to the belief that the economy has already reached its peak and corporate earnings are unlikely to show much of an increase in 1996. Although current share prices seem well-supported by fundamental factors, a lack of positive developments may limit upside potential. At 12.9% of net assets, the Fund has a slightly less-than-market weighting in Singapore.

In Malaysia, concerns about an overheating economy led to declining share prices. There may be a possibility of further contraction of price/earnings ratios over the next few months as the government attempts to slow the economy either by raising interest rates or implementing credit controls (or both). If the government does raise interest rates, it may dampen activity in the manufacturing and construction sectors. Therefore, the majority of negative developments may not be fully discounted in current share prices. As a result, the Fund is underweighted in the Malaysian stock market.

The stock market in Thailand declined during the September quarter as concerns over rising inflation and interest rates depressed investor sentiment. There is a growing expectation that the newly elected government will pursue an accommodative fiscal policy. The rising current account deficit has also added to investor concerns. Our 12.1% exposure is a slightly less-than-market weighting.

The Indonesian stock market rallied in early May because of the cut in US interest rates. Since then, the stock market has entered a period of consolidation. Second-quarter corporate earnings were strong and largely above expectations. Most analysts forecast full-year corporate earnings growth to average 26% for 1995. On the negative side, the economy is experiencing some inflationary pressures. As a result, interest rates are not expected to fall in the near term. However, based on the positive longer-term fundamentals, we maintain an overweighted position in Indonesia.

First-half 1995 results have been reported for the majority of listed companies in the Philippines. Corporate profits averaged a 23.5% gain, and earnings per share growth approximated 22%. A number of large companies' results suffered as a result of a more competitive environment and cost pressures. However, interest rates have fallen over the past few months because of the absence of a fiscal deficit and greater monetary expansion by the central bank. While the economy may experience some of the negative effects associated with overheating in the short term, we are still optimistic about the country's long-term prospects and thus maintain an overweighted position there.

The Korean stock market was the best-performing among the dragon stock markets during the September quarter. Investor sentiment has improved significantly as the government has loosened monetary policy and inflation seems to have been subdued. As a result, liquidity has increased, leading to greater local investor participation. The government's intention to increase foreign investment limits has also improved local investor sentiment. The Fund is currently neutrally weighted in the Korean market relative to the benchmark index.

In Taiwan, the stock market continued to decline in the September quarter as Chinese missile testing unnerved local investors. Investor concerns did not abate when the central bank cut interest rates in August. Despite sound macroeconomic fundamentals, the Taiwanese market will be subject to the vagaries of US-People's Republic of China-Taiwan political relations.

The Indian stock market continues to be plagued by political concerns. If the ruling Congress party is unable to hold on to a majority in the upcoming general election and the more nationalistic Bharatiya Janata Party wins, the progress of further economic reforms may be questionable. In addition, the collapse of the agreement between Enron Corporation and the state of Maharashtra also increased investor concerns about India's transition to a more market-oriented economy. Increasing inflationary pressures and high interest rates also add to stock market uncertainty at this time. Therefore, even though the Indian stock market is inexpensive based on historical valuations, there seems to be limited upside potential until the general election, which will take place by June 1996.


Investment Strategy
We made relatively few changes to the Fund's overall asset allocation during the September quarter. We sold individual holdings where fundamentals had become less attractive, and invested the proceeds in issues that possessed better prospects for capital appreciation. For example, in Hong Kong, we sharply decreased our investment in Oriental Press Group because of a likely decline in profits resulting from the introduction of its English language newspaper, which is the latest entrant in an already highly competitive market. We believe that the outlook is much brighter for First Pacific Company, which provides exposure to the growing Asian telecommunications industry.

In the months ahead, we believe that investor interest may return to the dragon stock markets. With 1996 corporate earnings likely to improve over 1995 levels, stock markets are expected to be attractive on a price/earnings basis. In addition, in our view, a lackluster US economy is likely to maintain the benign interest rate environment in the United States over the next several quarters, which benefits those nations whose interest rates are tied to those in the United States, such as Hong Kong.

In Conclusion
We thank you for your continued investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager



October 25, 1995






PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class B and Class D Shares are presented in the "Average Annual Total Return" and "Performance Summary" tables below and on page 5. "Aggregate Total Return" tables for Class A and Class C Shares are also presented below. Data for all of the Fund's shares, are presented in the "Recent Performance Results" table on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class B and Class D Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class A and Class C Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94) through 9/30/95      - 5.84%       - 10.79%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95      - 6.69%        - 7.59%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Average Annual
Total Return

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/95                        - 5.99%        - 9.67%
Inception (5/29/92) through 9/30/95       +15.70         +15.49

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/95                       -  5.27%       - 10.24%
Inception (5/29/92) through 9/30/95      + 16.59        + 14.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1/1/95--9/30/95                    15.03         15.76          --               --              + 4.86
                                                              ------           ------
                                                        Total $0.247     Total $0.245

                                                          Cumulative total return as of 9/30/95: +62.75%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares***
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1/1/95--9/30/95                    15.08         15.91          --               --              + 5.50
                                                              ------           ------
                                                        Total $0.247     Total $0.473

                                                          Cumulative total return as of 9/30/95: +66.99%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Recent
Performance
Results*
                                                                                      12 Month   3 Month
                                                  9/30/95    6/30/95     9/30/94++   % Change++  % Change
Class A Shares                                     $15.89     $15.88      $17.43      -7.37%(1)   +0.06%
Class B Shares                                      15.76      15.79       17.17      -6.74(1)    -0.19
Class C Shares                                      15.64      15.68       17.29      -8.08(1)    -0.26
Class D Shares                                      15.91      15.91       17.30      -6.56(1)     0.00
Class A Shares--Total Return                                                          -5.84(2)    +0.06
Class B Shares--Total Return                                                          -5.99(3)    -0.19
Class C Shares--Total Return                                                          -6.69(4)    -0.26
Class D Shares--Total Return                                                          -5.27(5)     0.00

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class A and Class C Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.241 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.251 per share ordinary income dividends and $0.241 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.122 per share ordinary income dividends and $0.241 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.229 per share ordinary income dividends and $0.241 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.211 per share ordinary income dividends and $0.241 per share capital gains distributions.

SCHEDULE OF INVESTMENTS                                                                                       (in US Dollars)
                                Face Amount/                                                                       Percent of
COUNTRIES    Industries         Shares Held        Long-Term Investments                  Cost           Value     Net Assets
Hong Kong    Banking               6,580,000  Guoco Group, Ltd.                      $   26,766,050   $   32,937,448    2.7%
                                   2,937,606  HSBC Holdings, Ltd.                        28,120,364       40,846,524    3.3
                                                                                     --------------   --------------  ------
                                                                                         54,886,414       73,783,972    6.0

             Conglomerates        10,000,000  First Pacific Company Limited              10,107,172       10,671,047    0.9
                                  16,808,000  Guangdong Investment, Ltd.                  7,289,020       10,054,972    0.8
                              US$  3,436,000  Guangdong Investment, Ltd., 4.50%
                                              due 10/07/1998                              4,364,558        4,123,200    0.3
                                   7,423,000  Hutchison Whampoa, Ltd.                    27,774,775       40,229,680    3.3
                                     916,405  Jardine Matheson Holdings Ltd. (ADR)*       7,670,010        6,185,734    0.5
                                   3,227,000  Swire Pacific Ltd.'A'                      17,817,938       25,565,727    2.1
                                                                                     --------------   --------------  ------
                                                                                         75,023,473       96,830,360    7.9

             Electrical           18,211,000  Innovative International
             Equipment                        Holdings Ltd.                               7,882,226        4,887,705    0.4
                                   1,328,000  Johnson Electric Holdings Ltd.              2,917,841        2,645,282    0.2
                                                                                     --------------   --------------  ------
                                                                                         10,800,067        7,532,987    0.6

             Electronic/          12,200,000  ASM Pacific Technology                      4,026,946       11,677,359    1.0
             Semiconductors

             Insurance            20,867,000  National Mutual Asia, Ltd.                  8,681,172       16,059,428    1.3

             Leisure               6,370,000  Hong Kong & Shanghai Hotels                 5,697,738        7,950,965    0.6

             Packaging            14,000,000  M.C. Packaging (HK), Ltd.                   6,547,529        5,432,533    0.4

             Publishing &          7,600,000  South China Morning Post Holdings           4,440,430        4,497,361    0.4
             Broadcasting          3,616,000  Television Broadcast Ltd.                  14,546,891       14,545,944    1.2
                                                                                     --------------   --------------  ------
                                                                                         18,987,321       19,043,305    1.6

             Real Estate           2,813,000  Cheung Kong Holdings Ltd.                  11,290,164       15,318,101    1.2
                                   3,628,020  New World Development Co., Ltd.             9,331,350       14,312,734    1.2
                                   3,890,100  Sun Hung Kai Properties, Ltd.              20,918,378       31,573,853    2.6
                                   1,795,000  Wharf Holdings Ltd.                         6,952,014        5,595,444    0.5
                              US$  9,840,000  Wharf Holdings Ltd., 5% due
                                              7/15/2000                                   9,335,976        9,913,800    0.8
                                                                                     --------------   --------------  ------
                                                                                         57,827,882       76,713,932    6.3

             Telecommunications   12,220,000  ABC Communications Holdings Ltd.            3,501,176        2,449,943    0.2
                                  23,137,000  Hong Kong Telecommunications, Ltd.         42,978,645       42,047,140    3.4
                                                                                     --------------   --------------  ------
                                                                                         46,479,821       44,497,083    3.6

             Utilities--           4,441,200  China Light & Power Co., Ltd.              20,428,753       22,978,063    1.9
             Electric & Gas        8,990,656  Hong Kong & China Gas Co. (The)            11,559,886       14,478,175    1.2
                                                                                     --------------   --------------  ------
                                                                                         31,988,639       37,456,238    3.1

                                              Total Long-Term Investments in
                                              Hong Kong                                 320,947,002      396,978,162   32.4


India        Chemicals               904,900  Mardia Chemicals Ltd.                       4,161,717        1,774,575    0.1

             Conglomerates           243,300  Reliance Industries (ADR)*                  6,667,743        4,379,400    0.4

             Consumer--Durables      456,000  IFB Industries Ltd.                         3,998,087        1,882,631    0.2

             Finance                  66,210  Housing Development Finance                 6,347,114        5,066,793    0.4

             Pharmaceuticals          99,200  Ranbaxy Laboratories Limited                2,000,872        2,147,237    0.2

             Steel Mills             131,320  Essar Gujarat Limited                         376,037          182,012    0.0

                                              Total Long-Term Investments in
                                              India                                      23,551,570       15,432,648    1.3


Indonesia    Banking               1,744,000  P.T. Bank International Indonesia           7,223,733        6,005,828    0.5

             Food                  6,182,016  P.T. Mayorah Indah                          6,294,418        9,689,252    0.8

             Miscellaneous--       1,941,250  P.T. Modern Photo Film                      5,119,000       11,141,832    0.9
             Consumer

             Pharmaceuticals       2,251,500  P.T. Kalbe Farma                            7,362,735        8,996,060    0.7

             Telecommunications      118,490  P.T. Indonesian Satellite Corp.
                                              (Indosat) (ADR)*                            4,045,632        4,161,961    0.3

             Tobacco               5,425,000  P.T. Hanjaya Mandala Sampoerna              4,892,468       50,537,528    4.1

                                              Total Long-Term Investments in
                                              Indonesia                                  34,937,986       90,532,461    7.3

Malaysia     Banking               4,256,000  Affin Holdings BHD                          6,646,052        8,101,824    0.7
                                   2,129,000  Arab-Malaysian Merchant Bank BHD            8,958,689       26,283,951    2.1
                              MYR  1,969,000  Arab-Malaysian Merchant Bank BHD,
                                              7.50% due 11/20/1999                          768,091        1,097,810    0.1
                                   2,850,000  Malayan Banking BHD                         6,748,454       23,040,621    1.9
                                   3,499,000  Public Bank BHD 'Foreign'                   4,235,687        6,441,995    0.5
                                                                                     --------------   --------------  ------
                                                                                         27,356,973       64,966,201    5.3

             Building &            5,200,000  I.J.M. Corp. BHD                            6,266,933        9,277,579    0.8
             Construction

             Conglomerates         5,630,000  Renong BHD                                  5,468,820        9,775,707    0.8
                              US$  9,025,000  Renong BHD, 2.50% due 1/15/2005             9,994,404       10,108,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         15,463,224       19,883,707    1.6

             Finance                 938,000  Hong Leong Credit BHD                       6,877,505        4,482,676    0.4
                                   3,440,000  MBF Capital BHD                             5,461,287        3,698,925    0.3
                                                                                     --------------   --------------  ------
                                                                                         12,338,792        8,181,601    0.7

             Food                  1,721,700  Nestle Malaysia BHD                         7,333,320       12,204,803    1.0

             Leisure               3,300,000  Berjaya Sports TOTO BHD                     7,410,648        6,965,352    0.6
                                   1,281,500  Genting BHD                                11,837,879       11,074,691    0.9
                                   3,000,000  Pernas International Hotels &
                                              Properties BHD (Warrants)(a)                  165,079          752,688    0.1
                                   3,216,000  Resorts World BHD                          10,967,664       16,009,558    1.3
                                                                                     --------------   --------------  ------
                                                                                         30,381,270       34,802,289    2.9

             Real Estate           4,156,000  Land & General BHD                          5,065,849       10,923,775    0.9

             Shipyards               830,000  Westmont BHD                                6,278,222        3,371,565    0.3

             Telecommuni-          5,925,000  Leader Universal Cable BHD                  8,791,618       18,169,056    1.5
             cations               1,041,000  Telekom Malaysia BHD                        6,238,163        7,835,484    0.6
                              US$  5,450,000  Telekom Malaysia BHD, 4% due
                                              10/03/2004                                  4,732,023        5,123,000    0.4
                                                                                     --------------   --------------  ------
                                                                                         19,761,804       31,127,540    2.5

             Transportation        1,199,000  Malaysian Airlines System BHD               3,345,381        3,437,993    0.3
                                   2,957,333  Malaysian International
                                              Shipping Co. BHD                            6,043,232        8,892,021    0.7
                                                                                     --------------   --------------  ------
                                                                                          9,388,613       12,330,014    1.0

                                              Total Long-Term Investments in
                                              Malaysia                                  139,635,000      207,069,074   17.0

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US Dollars)
                                Face Amount/                                                                       Percent of
COUNTRIES    Industries         Shares Held        Long-Term Investments                  Cost           Value     Net Assets
Pakistan     Telecommunications       41,905  Pakistan Telecommunications
                                              (GDR)**                                $    7,533,262   $    4,316,215    0.3%

                                              Total Long-Term Investments
                                              in Pakistan                                 7,533,262        4,316,215    0.3


Philippines  Banking                 339,900  Philippine Commercial Inter-
                                              national Bank                               2,822,740        3,067,454    0.3

             Beverages             6,246,240  San Miguel Corp. 'B'                       10,222,586       22,068,129    1.8

             Conglomerates           909,183  Benpres Holdings Corp. (ADR)*               8,047,236        5,455,098    0.5

             International        16,566,770  International Container Terminals           8,867,496       10,497,377    0.9
             Trade

             Real Estate           4,822,500  Ayala Land, Inc.                            5,508,954        5,370,680    0.4
                                   5,232,600  C & P Homes                                 2,628,722        3,265,351    0.3
                                                                                     --------------   --------------  ------
                                                                                          8,137,676        8,636,031    0.7

             Retail               50,408,475  SM Prime Holdings                          10,093,708       15,099,313    1.2

             Telecommunications       78,880  Philippine Long Distance
                                              Telephone Co. (ADR)*                        4,027,836        5,235,660    0.4

             Utilities--           1,357,950  Manila Electric Co. (MERALCO) 'B'           6,429,540       10,377,575    0.8
             Electric & Gas

                                              Total Long-Term Investments in the
                                              Philippines                                58,648,818       80,436,637    6.6

Singapore    Airlines              1,862,000  Singapore Airlines 'Foreign' Ltd.          13,953,626       17,296,552    1.4

             Automotive            1,610,000  Cycle & Carriage, Ltd.                      7,464,505       14,389,163    1.2

             Banking               2,026,000  Development Bank of Singapore Ltd.         18,809,266       23,097,255    1.9
                                   1,366,866  Overseas Chinese Banking Corp.
                                              'Foreign'                                   8,900,801       15,486,659    1.3
                                   2,690,704  United Overseas Bank                       18,536,290       23,290,401    1.9
                                                                                     --------------   --------------  ------
                                                                                         46,246,357       61,874,315    5.1

             Beverages               190,000  Fraser & Neave Ltd. (Warrants)(a)           1,139,529          976,073    0.1

             Conglomerates         2,616,000  ACMA Ltd.                                   8,074,466        9,665,025    0.8

             Electronics          14,340,000  I.P.C. Corp.                               10,159,282       10,696,974    0.9

             Marine/Offshore       2,807,500  Sembawang Maritime Ltd.                     8,560,245        9,878,607    0.8
             Oil
             Services         SG$  2,090,000  Sembawang Maritime Ltd., 1.50% due
                                              10/25/1998                                  1,325,469        2,382,688    0.2
                                                                                     --------------   --------------  ------
                                                                                          9,885,714       12,261,295    1.0

             Publishing &          1,142,400  Singapore Press Holdings Ltd.              11,734,325       17,525,911    1.4
             Broadcasting

             Real Estate           4,104,000  DBS Land Ltd.                              12,091,181       12,187,811    1.0

                                              Total Long-Term Investments in
                                              Singapore                                 120,748,985      156,873,119   12.9


South        Retail                   78,020  Shinsegae Department Stores Co.             2,374,876        7,135,158    0.6
Korea                                 23,665  Shinsegae Department Stores Co.
                                              (New)                                       1,022,205        2,070,418    0.2
                                                                                     --------------   --------------  ------
                                                                                          3,397,081        9,205,576    0.8

             Steel                   152,800  Pohang Iron & Steel Co., Ltd.              14,015,924       15,827,064    1.3

             Telecommunications       16,104  Korea Mobile Telecommuni-
                                              cations Corp.                               8,995,064       16,085,131    1.3

             Utilities--             428,900  Korean Electric & Power Corp.              12,196,137       18,073,995    1.5
             Electric & Gas
                                              Total Long-Term Investments
                                              in South Korea                             38,604,206       59,191,766    4.9

Taiwan       Closed-End Funds        343,300  The R.O.C. Taiwan (ADR)*                    2,904,850        3,647,563    0.3

             Electronic/             377,000  Advanced Semiconductor
             Semiconductors                   Engineering (GDR)**                         5,892,909        5,044,260    0.4

             Food & Beverage          64,704  President Enterprises (ADR)*                  697,370          768,684    0.1

                                              Total Long-Term Investments in
                                              Taiwan                                      9,495,129        9,460,507    0.8


Thailand     Banking               2,570,300  Bangkok Bank                               12,770,736       28,900,502    2.4
                            US$    1,857,000  Bangkok Bank, 3.25% due 3/03/2004           1,884,855        1,875,570    0.1
                                   3,453,333  Industrial Finance Corp. of
                                              Thailand                                    5,771,637       10,602,338    0.9
                                   1,734,000  Siam Commercial Bank, Ltd. (The)           10,374,076       19,497,129    1.6
                                   1,652,300  Thai Farmers Bank, Ltd.                    15,531,720       14,362,097    1.2
                                                                                     --------------   --------------  ------
                                                                                         46,333,024       75,237,636    6.2

             Financial Services    1,834,800  Finance One Co., Ltd. 'Foreign'            12,567,383       11,193,158    0.9
                                   1,698,000  Phatra Thanakit Co., Ltd.                  15,255,671       12,322,010    1.0
                                                                                     --------------   --------------  ------
                                                                                         27,823,054       23,515,168    1.9

             Mutual Funds         15,977,000  Ruam Pattana Fund II                        6,993,984        9,714,882    0.8

             Oil & Gas             1,331,500  PITT Exploration                           12,867,796       12,953,987    1.1

             Real Estate             936,000  Land & House Public Co.                     7,122,664       14,704,306    1.2

             Telecommunications      510,000  Advanced Information Service                7,561,746        8,052,632    0.6
                                     636,300  International Engineering Co. Ltd.          2,159,198        3,298,206    0.3
                                                                                     --------------   --------------  ------
                                                                                          9,720,944       11,350,838    0.9

                                              Total Long-Term Investments in
                                              Thailand                                 110,861,466       147,476,817   12.1


                                              Total Long-Term Investments               864,963,424    1,167,767,406   95.6


                                  Face
                                 Amount            Short-Term Securities

United       Commercial    US$    51,617,000  General Electric Capital
States       Paper***                         Corp., 6.45% due 10/02/1995                51,598,504       51,598,504    4.2

                                              Total Investments in Short-Term
                                              Securities                                 51,598,504       51,598,504    4.2


             Total Investments                                                       $  916,561,928    1,219,365,910   99.8
                                                                                     ==============
             Other Assets Less Liabilities                                                                 2,904,678    0.2
                                                                                                      --------------  ------
             Net Assets                                                                               $1,222,270,588  100.0%
                                                                                                      ==============  ======


             Net Asset     Class A--Based on net assets of $24,033,555 and
             Value:                 1,512,586 shares outstanding                                      $        15.89
                                                                                                      ==============

                           Class B--Based on net assets of $930,018,593 and
                                    59,012,194 shares outstanding                                     $        15.76
                                                                                                      ==============

                           Class C--Based on net assets of $17,871,605 and
                                    1,142,459 shares outstanding                                      $        15.64
                                                                                                      ==============

                           Class D--Based on net assets of $250,346,835 and
                                    15,733,053 shares outstanding                                     $        15.91
                                                                                                      ==============


            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

PORTFOLIO INFORMATION


Investments
As of 9/30/95

Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

P.T. Hanjaya Mandala Sampoerna               4.1%
Hong Kong Telecommunications, Ltd.           3.4
HSBC Holdings, Ltd.                          3.3
Hutchison Whampoa, Ltd.                      3.3
Guoco Group, Ltd.                            2.7
Sun Hung Kai Properties, Ltd.                2.6
Bangkok Bank                                 2.4
Arab-Malaysian Merchant Bank BHD             2.1
Swire Pacific Ltd. 'A'                       2.1
United Overseas Bank                         1.9



Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     23.4%
Conglomerates                               11.2
Real Estate                                 10.1
Telecommunications                           9.3
Utilities--Electric & Gas                    5.4
Tobacco                                      4.1
Leisure                                      3.5
Publishing & Broadcasting                    3.0
Retail                                       2.0
Beverages                                    1.9




EQUITY PORTFOLIO CHANGES

For the Quarter Ended September 30, 1995


Additions

Advanced Semiconductor Engineering
  (GDR)
C & P Homes
First Pacific Company Limited
Philippine Commercial International Bank

Deletions

Affin Holdings BHD (Rights)
George Kent Holdings BHD
Goldtron, Ltd.
Oriental Press Group
Pan Pacific Asia BHD
Petron Corp.
Universal Robina Corp.





OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863